                                                                    Exhibit 99.1

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002


I.  RECONCILIATION OF COLLECTION ACCOUNT:
         End of Period Collection Account Balance as of Prior Payment Date:                                194,327.33
         Available Funds:
             Contract Payments due and received in this period                                           1,983,319.95
             Contract Payments due in prior period(s) and received in this period                          285,799.89
             Contract Payments received in this period for next period                                      89,935.98
             Sales, Use and Property Tax payments received                                                 119,959.97
             Prepayment Amounts related to early termination in this period                                943,308.79
             Servicer Advance                                                                               75,148.12
             Proceeds received from recoveries on previously Defaulted Contracts                                 0.00
             Transfer from Reserve Account                                                                   3,136.54
             Interest earned on Collection Account                                                           2,249.55
             Interest earned on Affiliated Account                                                             206.15
             Proceeds from repurchase of Contracts per Contribution and
             Servicing Agreement Section 5.03                                                                    0.00
             Amounts paid per Contribution and Servicing Agreement Section 7.01
             (Substituted contract < Predecessor contract)                                                       0.00
             Amounts paid under insurance policies                                                               0.00
             Maintenance, Late Charges and any other amounts                                                     0.00
                                                                                                        -------------
         Total Available Funds                                                                           3,697,392.27
         Less: Amounts to be Retained in Collection Account                                                266,136.02
                                                                                                        -------------
         AMOUNT TO BE DISTRIBUTED                                                                        3,431,256.25
                                                                                                        =============

         DISTRIBUTION OF FUNDS:
              1. To Trustee -  Fees                                                                              0.00
              2. To Servicer, any unreimbursed Nonrecoverable Advances
                 or Servicer Advances                                                                      285,799.89
              3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
                    a) Class A1 Principal and Interest                                                           0.00
                    a) Class A2 Principal (distributed after A1 Note matures)
                       and Interest                                                                              0.00
                    a) Class A3 Principal (distributed after A1 and A2
                       Notes mature) and Interest                                                        2,626,228.52
                    b) Class B Principal and Interest                                                       60,126.87
                    c) Class C Principal and  Interest                                                      67,933.17
                    d) Class D Principal and Interest                                                       68,602.68
                    e) Class E Principal and Interest                                                       69,935.13

              4. To Reserve Account for Requirement per Indenture Agreement
                 Section 3.08                                                                                    0.00
              5. To Issuer - Residual  Principal and Interest and Reserve
                 Account Distribution
                    a) Residual Interest (Provided no Restricting or
                       Amortization Event in effect)                                                         7,700.72
                    b) Residual Principal (Provided no Restricting or
                       Amortization Event in effect)                                                       106,253.34
                    c) Reserve Account Distribution (Provided no Restricting or
                       Amortization Event in effect)                                                         3,136.54
              6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest
                 Earned and Any Other Amounts                                                              122,415.67
              7. To Servicer, Servicing Fee and other Servicing Compensations                               13,123.72
                                                                                                        -------------
         TOTAL FUNDS DISTRIBUTED                                                                         3,431,256.25
                                                                                                        =============
                                                                                                        -------------
         End of Period Collection Account Balance {Includes Payments in Advance
         & Restricting Event Funds (if any)}                                                               266,136.02
                                                                                                        =============
II.  RESERVE ACCOUNT
Beginning Balance                                                                                       $2,182,541.24
            - Add Investment Earnings                                                                        3,136.54
            - Add Transfer from Certificate Account (To Satisfy Reserve
              Account Requirement)                                                                               0.00
            - Less Distribution to Certificate Account                                                       3,136.54
                                                                                                        -------------
End of period balance                                                                                   $2,182,541.24
                                                                                                        =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                              $2,182,541.24
                                                                                                        =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002

III.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
         Pool A                                            26,158,758.05
         Pool B                                             4,462,906.73
                                                           -------------
                                                                                   30,621,664.78

Class A Overdue Interest, if any                                    0.00
Class A Monthly Interest - Pool A                             125,562.04
Class A Monthly Interest - Pool B                              21,421.95

Class A Overdue Principal, if any                                   0.00
Class A Monthly Principal - Pool A                          2,142,783.79
Class A Monthly Principal - Pool B                            336,460.74
                                                           -------------
                                                                                    2,479,244.53

Ending Principal Balance of the Class A Notes
         Pool A                                            24,015,974.26
         Pool B                                             4,126,445.99
                                                           -------------           -------------
                                                                                   28,142,420.25
                                                                                   =============


Interest Paid Per $1,000         Principal Paid Per $1,000      Ending Principal
Original Face $190,972,000       Original Face $190,972,000     Balance Factor
$0.769663                        $12.982241                           14.736412%

IV.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
         Class A1                                                   0.00
         Class A2                                                   0.00
         Class A3                                          30,621,664.78
                                                           -------------
                                                                                   30,621,664.78

Class A Monthly Interest
         Class A1 (Actual Number Days/360)                          0.00
         Class A2                                                   0.00
         Class A3                                             146,983.99

Class A Monthly Principal
         Class A1                                                   0.00
         Class A2                                                   0.00
         Class A3                                           2,479,244.53
                                                           -------------
                                                                                    2,479,244.53

Ending Principal Balance of the Class A Notes
         Class A1                                                   0.00
         Class A2                                                   0.00
         Class A3                                          28,142,420.25
                                                           -------------           -------------
                                                                                   28,142,420.25
                                                                                   =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002


V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                 Pool A                                                  597,859.53
                 Pool B                                                  101,989.95
                                                                         ----------
                                                                                                699,849.48

           Class B Overdue Interest, if any                                    0.00
           Class B Monthly Interest - Pool A                               2,954.42
           Class B Monthly Interest - Pool B                                 504.00
           Class B Overdue Principal, if any                                   0.00
           Class B Monthly Principal - Pool A                             48,977.92
           Class B Monthly Principal - Pool B                              7,690.53
                                                                         ----------
                                                                                                 56,668.45

           Ending Principal Balance of the Class B Notes
                 Pool A                                                  548,881.61
                 Pool B                                                   94,299.42
                                                                         ----------             ----------
                                                                                                643,181.03
                                                                                                ==========

Interest Paid Per $1,000     Principal Paid Per $1,000      Ending Principal
Original Face $4,365,000     Original Face $4,365,000       Balance Factor
$0.792307                    $12.982463                     14.734961%

VI.   CLASS C NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class C Notes
                 Pool A                                                  672,836.00
                 Pool B                                                  114,824.67
                                                                         ----------
                                                                                                787,660.67

           Class C Overdue Interest, if any                                    0.00
           Class C Monthly Interest - Pool A                               3,571.64
           Class C Monthly Interest - Pool B                                 609.53
           Class C Overdue Principal, if any                                   0.00
           Class C Monthly Principal - Pool A                             55,100.15
           Class C Monthly Principal - Pool B                              8,651.85
                                                                         ----------
                                                                                                 63,752.00

           Ending Principal Balance of the Class C Notes
                 Pool A                                                  617,735.85
                 Pool B                                                  106,172.82
                                                                         ----------             ----------
                                                                                                723,908.67
                                                                                                ==========

Interest Paid Per $1,000      Principal Paid Per $1,000        Ending Principal
Original Face $4,910,955      Original Face $4,910,955         Balance Factor
$0.851397                     $12.981589                       14.740690%

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002

VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                 Pool A                                                   672,836.00
                 Pool B                                                   114,824.67
                                                                          ----------
                                                                                               787,660.67

           Class D Overdue Interest, if any                                     0.00
           Class D Monthly Interest - Pool A                                4,143.55
           Class D Monthly Interest - Pool B                                  707.13
           Class D Overdue Principal, if any                                    0.00
           Class D Monthly Principal - Pool A                              55,100.15
           Class D Monthly Principal - Pool B                               8,651.85
                                                                          ----------
                                                                                                63,752.00

           Ending Principal Balance of the Class D Notes
                 Pool A                                                   617,735.85
                 Pool B                                                   106,172.82
                                                                          ----------           ----------
                                                                                               723,908.67
                                                                                               ==========

Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $4,910,955       Original Face $4,910,955       Balance Factor
$0.987726                      $12.981589                     14.740690%

VIII.   CLASS E NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class E Notes

                 Pool A                                                   672,836.00
                 Pool B                                                   114,824.67
                                                                          ----------
                                                                                               787,660.67

           Class E Overdue Interest, if any                                     0.00
           Class E Monthly Interest - Pool A                                5,281.76
           Class E Monthly Interest - Pool B                                  901.37
           Class E Overdue Principal, if any                                    0.00
           Class E Monthly Principal - Pool A                              55,100.15
           Class E Monthly Principal - Pool B                               8,651.85
                                                                          ----------
                                                                                                63,752.00

           Ending Principal Balance of the Class E Notes

                 Pool A                                                   617,735.85
                 Pool B                                                   106,172.82
                                                                          ----------           ----------
                                                                                               723,908.67
                                                                                               ==========

Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $4,910,955       Original Face $4,910,955        Balance Factor
$1.259048                      $12.981589                      14.740690%

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                  Pool A                                                1,120,900.48
                  Pool B                                                  191,200.83
                                                                        ------------
                                                                                             1,312,101.31

           Residual Interest - Pool A                                       6,759.79
           Residual Interest - Pool B                                         940.93
           Residual Principal - Pool A                                     91,833.59
           Residual Principal - Pool B                                     14,419.75
                                                                        ------------
                                                                                               106,253.34

           Ending Residual Principal Balance
                 Pool A                                                 1,029,066.89
                 Pool B                                                   176,781.08
                                                                        ------------         ------------
                                                                                             1,205,847.97
                                                                                             ============
X.   PAYMENT TO SERVICER

        - Collection period Servicer Fee                                                        13,123.72
        - Servicer Advances reimbursement                                                      285,799.89
        - Tax, Maintenance, Late Charges, Bank Interest
          and other amounts                                                                    122,415.67
                                                                                             ------------
       Total amounts due to Servicer                                                           421,339.28
                                                                                             ============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

       Aggregate Discounted Contract Balance, as defined in
          Indenture Agreement, at the beginning of the
          related Collection Period                                                                         29,896,026.19

       Aggregate Discounted Contract Balance of Additional
          Contracts acquired during Collection Period                                                                0.00

       Decline in Aggregate Discounted Contract Balance                                                      2,448,895.76

                                                                                                            -------------
       Aggregate Discounted Contract Balance, as defined
          in Indenture Agreement, at the
          ending of the related Collection Period                                                           27,447,130.43
                                                                                                            =============
       Components of Decline in Aggregate Discounted
        Contract Balance:
           - Principal portion of Contract Payments
               and Servicer Advances                                                 1,525,812.46

           - Principal portion of Prepayment Amounts                                   923,083.30

           - Principal portion of Contracts repurchased
               under Indenture Agreement Section 4.02                                        0.00

           - Aggregate Discounted Contract Balance of
                Contracts that have become Defaulted
                  Contracts during the Collection Period                                     0.00

           - Aggregate Discounted Contract Balance of
               Substitute Contracts added during
                  Collection Period                                                          0.00

           - Aggregate Discounted Contract Balance of
               Predecessor Contracts withdrawn
                  during Collection Period                                                   0.00
                                                                                     ------------
                  Total Decline in Aggregate Discounted Contract Balance             2,448,895.76
                                                                                     ============
POOL B

       Aggregate Discounted Contract Balance, as defined
          in Indenture Agreement, at the beginning of the
          related Collection Period                                                                          5,100,571.26

       Aggregate Discounted Contract Balance of Additional
          Contracts acquired during Collection Period                                                                0.00

       Decline in Aggregate Discounted Contract Balance                                                        384,526.56

                                                                                                            -------------
       Aggregate Discounted Contract Balance, as defined
          in Indenture Agreement, at the ending of the
          related Collection Period                                                                          4,716,044.70
                                                                                                            =============
       Components of Decline in Aggregate Discounted
        Contract Balance:
           - Principal portion of Contract Payments
             and Servicer Advances                                                     369,182.11

           - Principal portion of Prepayment Amounts                                    15,344.45

           - Principal portion of Contracts repurchased
             under Indenture Agreement Section 4.02                                          0.00

           - Aggregate Discounted Contract Balance of
                Contracts that have become Defaulted
                  Contracts during the Collection Period                                     0.00

           - Aggregate Discounted Contract Balance of
                Substitute Contracts added during
                  Collection Period                                                          0.00

           - Aggregate Discounted Contract Balance of
                Predecessor Contracts withdrawn
                  during Collection Period                                                   0.00
                                                                                     ------------
                  Total Decline in Aggregate Discounted Contract Balance               384,526.56
                                                                                     ============
                                                                                                            -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF
THE RELATED COLLECTION PERIOD                                                                               32,163,175.13
                                                                                                            =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

  POOL A                                                                                         Predecessor
                                                 Discounted                    Predecessor       Discounted
  Lease #     Lessee Name                        Present Value                 Lease #           Present Value
  -------     -----------                        -------------                 -------           -------------
  3330-003    OPEN MRI TEXAS VENTURES, LLC               $  784,197.29          835-503          $  438,611.25
  3309-001    OPEN MRI ILLINOIS VENTURES, LLC            $1,004,239.10          869-501          $  433,977.38
              CASH                                       $   69,086.19          878-501          $  455,634.75
                                                                                878-502          $  455,364.75
                                                                               1505-005          $   73,664.45

                                                         -------------                           -------------
                                                 Totals: $1,857,522.58                           $1,857,252.58

   a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                    $  1,857,252.58
   b) ADCB OF POOL A AT CLOSING DATE                                                           $161,410,790.25
   c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                       1.15%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

YES      NO      X

  POOL B                                                              Predecessor
                                 Discounted         Predecessor       Discounted
  Lease #     Lessee Name        Present Value      Lease #           Present Value
  -------     -----------        -------------      -------           -------------
              NONE

                                     ---------                        -------------
                             Totals:     $0.00                                $0.00

  a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                             $         0.00
  b) ADCB OF POOL B AT CLOSING DATE                                                    $56,843,333.29
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                 0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables        $0.00
b)  Total discounted Contract Balance of Substitute Receivables         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

YES      NO   X

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

     POOL A - NON-PERFORMING
                                                                                                     Predecessor
                                                           Discounted                Predecessor     Discounted
     Lease #          Lessee Name                          Present Value             Lease #         Present Value
     -------          -----------                          -------------             -----------     -------------
     1097-507         ADVANCED HEALTHCARE RESOURCES                 $159,644.40      1778-001         $ 48,984.23
     1238-501         WILLIAM F SKINNER, M.D.                       $174,282.67      1777-001         $325,671.26
     1505-005         NYDIC MEDICAL VENTURES VII, LLC               $171,682.66      1855-001         $153,223.12
     2488-001         HYDRO-TOUCH INC.                              $110,973.88      1949-001         $ 94,307.11
                      CASH                                            $5,602.11

                                                                    -----------                       -----------
                                                           Totals:  $622,185.72                       $622,185.72

    a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                    622,185.72
    b) ADCB OF POOL A AT CLOSING DATE                                                             $161,410,790.25
    c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                         0.39%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables           $0.00
b)  Total discounted Contract Balance of Substitute Receivables            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                        $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

YES      NO   X


POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                     Predecessor
                                  Discounted          Predecessor    Discounted
Lease #      Lessee Name          Present Value       Lease #        Present Value
-------      -----------          -------------       -------        -------------
             None

                                          -----                              -----
                             Totals:      $0.00                              $0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED       $         0.00
b) ADCB OF POOL B AT CLOSING DATE                                  $56,843,333.29
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                            0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables           $0.00
b)  Total discounted Contract Balance of Substitute Receivables            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

YES     NO   X

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002


XV. POOL PERFORMANCE MEASUREMENTS


1.  AGGREGATE DISCOUNTED CONTRACT BALANCE

    CONTRACTS DELINQUENT > 90 DAYS                                                 TOTAL OUTSTANDING CONTRACTS
    This Month                           162,395.74          This Month                         32,163,175.13
    1 Month Prior                        250,195.88          1 Month Prior                      34,996,597.45
    2 Months Prior                       338,058.25          2 Months Prior                     37,327,050.02

    Total                                750,649.87          Total                             104,486,822.60

    a) 3 MONTH AVERAGE                   250,216.62          b) 3 MONTH AVERAGE                 34,828,940.87

    c) a/b                                    0.72%

2.  Does a Delinquency Condition Exist (1c > 6% )?
                                                                                Yes_____________________    No ________ X__________

3.  Restricting Event Check

    A. A Delinquency Condition exists for current period?                       Yes_____________________    No ________ X__________
    B. An Indenture Event of Default has occurred and is then continuing?       Yes_____________________    No ________ X__________

4.  Has a Servicer Event of Default occurred?                                   Yes_____________________    No ________ X__________


5.  Amortization Event Check

    A. Is 1c  > 8% ?                                                            Yes_____________________    No ________ X__________
    B. Bankruptcy, insolvency, reorganization;
        default/violation of any covenant or obligation
         not remedied within 90 days?                                           Yes_____________________    No ________ X__________
    C. As of any Determination date, the sum of all
        defaulted contracts since the Closing date
         exceeds 6% of the ADCB on the Closing Date?                            Yes_____________________    No ________ X__________


6.  Aggregate Discounted Contract Balance at Closing Date                       Balance $218,254,123.54
                                                                                        ===============


DELINQUENT LEASE SUMMARY

    Days Past Due         Current Pool Balance              # Leases
    -------------         --------------------              --------
          31 - 60                 1,161,277.87                    22
          61 - 90                    11,973.80                     5
         91 - 180                   162,395.74                     4

Approved By:
Mathew E. Goldenberg
Vice President
Structured Finance and Securitization